                                                                    EXHIBIT 21.1

                               THE ST. JOE COMPANY
                              LIST OF SUBSIDIARIES
                (includes joint ventures, indirect ownership and
                          100% directly owned entities)

                                                                        State of
Name                                                                   Organization
280 INTERSTATE NORTH, L.L.C.                                                DE
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1133 D.C., L.L.C.                                                           FL
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1750 K, L.L.C.                                                              FL
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1750 K SPE COMPANY                                                          FL
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5660 NND, L.L.C.                                                            FL
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ADVANTIS CONSTRUCTION COMPANY                                               FL
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ADVANTIS REAL ESTATE SERVICES COMPANY                                       FL
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APALACHICOLA NORTHERN RAILROAD COMPANY                                      FL
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ARTISAN PARK, L.L.C.                                                        DE
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ARVIDA HOUSING L.P., INC.                                                   DE
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ARVIDA MID-ATLANTIC HOMES, INC.                                             NC
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ARVIDA/JMB PARTNERS, L.P.                                                   DE
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BEACON SQUARE, L.L.C.                                                       FL
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C RIDGE ONE, L.L.C.                                                         FL
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CODINA GROUP, INC.                                                          FL
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CROOKED CREEK REAL ESTATE COMPANY                                           FL
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CROOKED CREEK UTILITY COMPANY                                               FL
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

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
DEER POINT I & II, LLC                                                      FL
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DEERFIELD COMMONS I, LLC                                                    DE
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DEERFIELD PARK, LLC                                                         GA
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EAGLE POINT, L.L.C.                                                         FL
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GEORGIA WIND I, LLC                                                         FL
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GEORGIA WIND II, LLC                                                        FL
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GEORGIA WIND III, LLC                                                       FL
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MCNEILL BURBANK HOMES, LLC                                                  NC
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MILLENIA PARK ONE, L.L.C.                                                   FL
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MONTEITH HOLDINGS, LLC                                                      NC
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OVERLOOK I & II, LLC                                                        FL
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PARK POINT LAND, LLC                                                        FL
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PARK POINT, LLC                                                             FL
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PASEOS MORTGAGE, LLC                                                        DE
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PASEOS TITLE, LLC                                                           DE
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PASEOS, LLC                                                                 DE
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PSJ DEVELOPMENT L.P.                                                        DE
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PSJ WATERFRONT, LLC                                                         FL
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RESIDENTIAL COMMUNITY MORTGAGE COMPANY, LLC                                 DE
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RESIDENTIAL COMMUNITY TITLE COMPANY                                         DE
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RIVERCREST MORTGAGE, LLC                                                    DE
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RIVERCREST TITLE, LLC                                                       DE
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RIVERCREST, LLC                                                             DE
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

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
RIVERSIDE CORPORATE CENTER, L.L.C.                                          FL
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RIVERTOWN REAL ESTATE COMPANY                                               FL
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SAUSSY BURBANK, INC.                                                        NC
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SGW, INC.                                                                   FL
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SJA LICENSES ETC. COMPANY                                                   FL
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SJP TECHNOLOGY COMPANY                                                      FL
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SOUTHEAST BONDED HOMEBUILDER
WARRANTY ASSOCIATION, L.L.C.                                                FL
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SOUTHEAST INSURANCE COMPANY                                                 VT
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SOUTHHALL CENTER, L.L.C.                                                    FL
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SOUTHWOOD MORTGAGE, INC.                                                    FL
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SOUTHWOOD REAL ESTATE, INC.                                                 FL
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ST. JAMES ISLAND UTILITY COMPANY                                            FL
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ST. JOE CAPITAL I, INC.                                                     DE
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ST. JOE CENTRAL FLORIDA CONTRACTING, INC.                                   FL
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ST. JOE COMMERCIAL DEVELOPMENT, INC.                                        DE
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ST. JOE COMMERCIAL, INC.                                                    FL
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ST. JOE COMMUNITY SALES, INC.                                               FL
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ST. JOE DEERWOOD PARK, L.L.C.                                               FL
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ST. JOE DEVELOPMENT, INC.                                                   FL
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ST. JOE FINANCE COMPANY                                                     FL
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ST. JOE HOME BUILDING, L.P.                                                 DE
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ST. JOE LAND COMPANY                                                        FL
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ST. JOE NORTHEAST FLORIDA CONTRACTING, INC.                                 FL

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ST. JOE RESIDENTIAL ACQUISITIONS, INC.                                     FL
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ST. JOE RESORTS & CLUBS, L.L.C.                                            FL
d/b/a's:
Camp Creek Golf Club
WaterColor Inn
Fish Out of Water
Bait House
WaterColor Beach Club
St. Johns Golf & Country Club
Victoria Hills Golf Club
WaterColor Market
WaterColor Workout Center
SouthWood Golf Club
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ST. JOE TERMINAL COMPANY                                                   FL
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ST. JOE TIMBERLAND COMPANY OF DELAWARE, L.L.C.                             DE
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ST. JOE TOWNS & RESORTS, L.P.                                              DE
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ST. JOE UTILITIES COMPANY                                                  FL
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ST. JOE WEST FLORIDA CONTRACTING, INC.                                     FL
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ST. JOE/ARVIDA COMPANY, INC.                                               FL
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ST. JOE-SOUTHWOOD PROPERTIES, INC.,                                        FL
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SUNSHINE STATE CYPRESS, INC.                                               FL
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TALISMAN SUGAR CORPORATION                                                 FL
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THE PORT ST. JOE MARINA, INC.                                              FL
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VICTORIA PARK MORTGAGE, INC.                                               FL
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VICTORIA PARK REAL ESTATE, INC.                                            FL
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WATERCOLOR REAL ESTATE, INC.                                               FL
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WATERCOLOR VACATION RENTALS, INC.                                          FL
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WATERSOUND REAL ESTATE, INC.                                               FL
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

WATERSOUND VACATION RENTALS, INC.                                           FL.
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WESTCHASE DEVELOPMENT VENTURE, L.P.                                         TX
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